UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

CHECKFREE CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 18, 2004, CheckFree Corporation (“CheckFree”) issued a press release announcing its financial results for the first quarter ended September 30, 2004, and its expectations for the second quarter ended December 31, 2004 and fiscal 2005 (the “Press Release”). Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Form 8-K, including Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     CheckFree will broadcast its first quarter conference call at 5:00 p.m. (ET) on October 18, 2004 to review its financial results for the first quarter ended September 30, 2004, and its expectations for the second quarter ending December 31, 2004 and for fiscal 2005. To phone into the conference call, dial 1-877-232-1067 anytime after 4:45 p.m. (ET) and ask for the CheckFree conference call. CheckFree will also broadcast the call on the Internet. The live conference call will be accessible through the Investor Center section of the CheckFree corporate Web site at http://www.checkfreecorp.com. A digital replay of the call will be available on the same Web site after 7:00 p.m. (ET) on October 18, 2004.

     Certain of the CheckFree’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements regarding forecasts and expectations of revenue and earnings for the second quarter of fiscal 2005, earnings and free cash flow for fiscal 2005 as a whole, and the performance of each of CheckFree’s divisions and sequential transaction growth in the second quarter of fiscal 2005 (paragraphs 5, 9, 10, 11 and 12 of the Press Release). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2004 (filed September 3, 2004). One or more of these factors have affected, and could in the future affect, CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and expectations. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	99.1*	CheckFree Corporation’s Press Release issued October 18, 2004.

*	Such press release is being “furnished” (not filed) pursuant to Item 2.02 of this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: October 18, 2004	By:	/s/ David E. Mangum
David E. Mangum, Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	CheckFree Corporation’s Press Release issued October 18, 2004.

*	The Press Release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.